Exhibit 10.15

            PAYMENTS DUE UNDER THIS NOTE ARE SUBJECT TO THAT CERTAIN
                SUBORDINATION AND INTERCREDITOR AGREEMENT DATED
                 DECEMBER 1, 2000 BETWEEN AMERICAN NATIONAL BANK
                     AND TRUST COMPANY OF CHICAGO AND LENDER

                                    TERM NOTE

$1,000,000.00                                                  CHICAGO, ILLINOIS
                                                                DECEMBER 1, 2000


     FOR VALUE RECEIVED, LEARNCOM, INC. (the "Borrower"), a corporation organized under the laws of the State of Illinois, promises to pay to the order of THE DOERGE CAPITAL COLLATERALIZED BRIDGE FUND, L.P., a Delaware limited partnership (the "Lender"), at its main business office, the principal sum of One Million and 00/100 Dollars ($1,000,000.00), or such lesser principal amount such as may be outstanding hereunder, payable as set forth in the Agreement (as defined below). The final payment of all then outstanding principal and interest shall be due on the Maturity Date.

     The unpaid principal amount from time to time outstanding shall bear interest from the date of this Note at the rates per year, and payable upon the due dates, set forth in that certain Loan Agreement by and between the Borrower and the Lender, dated as of December 1, 2000, as the same may be hereafter amended or otherwise modified from time to time (the "Agreement"), pursuant to which this Note is issued and to which Agreement reference is hereby made for a statement of its terms and provisions, including those under which this Note may be paid prior to its due date or have its due date accelerated. Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America.

     Reference is also made to that certain Security Agreement dated as of December 1, 2000 (the "Security Agreement") executed by the Borrower in favor of the Lender pursuant to which the indebtedness evidenced hereby is secured. The terms and conditions of the Agreement and the Security Agreement are incorporated herein by reference in their entirety. Any capitalized term used but not otherwise defined herein shall have the same meaning as set forth in the Agreement or the Security Agreement.

     The Borrower agrees to pay or reimburse the Lender and any other holder hereof for all costs and expenses of preparing, seeking advice in regard to, enforcing and preserving its rights under this Note or any document or instrument executed in connection herewith (including legal fees and reasonable time charges of attorneys who may be employees of the Lender, whether in or out of court, in original or appellate proceedings or in bankruptcy). The Borrower irrevocably waives presentment, protest, demand and notice of any kind in connection herewith.

     This Note is made under and governed by the internal laws of the State of Illinois, and shall be deemed to have been executed in the State of Illinois.

     TO INDUCE THE LENDER TO MAKE THE LOAN EVIDENCED BY THIS NOTE, THE BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO THE LENDER'S SOLE AND ABSOLUTE ELECTION, ALL SUITS, ACTIONS OR OTHER PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH, SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN CHICAGO, ILLINOIS. THE BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN CHICAGO, ILLINOIS. THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT AGAINST THE BORROWER BY THE LENDER IN ACCORDANCE WITH THIS PARAGRAPH OR TO CLAIM THAT SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                                            LEARNCOM, INC.



                                            By:      /s/ LLOYD SINGER
                                               ---------------------------------
                                            Its:     PRESIDENT AND CEO
                                                --------------------------------

PAY TO AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, WITHOUT RECOURSE, WARRANTY OR REPRESENTATION.

                                                 /s/ DAVID DOERGE
                                                --------------------------------